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                                                                   EXHIBIT 10.19
Milberg Factors, Inc.
99 Park Avenue
New York, New York 10016

                               SECURITY AGREEMENT
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                       (Accounts Receivable - Financing)

Gentlemen:

     We propose the following arrangements with you, effective as of the date of your acceptance, wherein yu may make loans and advances to us in accordance with the terms, provisions and conditions hereinafter stated:

     1. As security for all such loans and advances (both referred to as "Advances"), and for all other debts, liabilities and obligations of every nature whatsoever now or hereafter owing from the undersigned to you, the undersigned hereby sells, assigns, transfers, sets over, hypothecates and pledges to you at your office in the City of New York, with absolute recourse to us, and grants you a security interest in all Receivables (as hereinafter defined) and all general intangibles (as such term is defined in the Uniform Commercial Code) and all intellectual property including but not limited to lists, data, computer memory and software, now or hereafter owned by us. For the purposes of this agreement the term "Receivables" means and includes all accounts, accounts receivable, contract rights, instruments, documents, chattel paper and leases, and any and all other forms of claims or obligations owing to us, whether secured or unsecured, all proceeds thereof including insurance thereon and all or rights as to any merchandise which is represented thereby (delivered or undelivered) including all of our rights of stoppage in transit, replevin and reclamation and as an unpaid vendor or lienor. You shall be privileged to enjoy all the rights and remedies of the seller of such goods and shall be and become subrogated to all guaranties and securities possessed by us or due to come into our hands, but you shall not be liable in any manner for exercising or refusing to exercise any rights thereby bestowed. From time to time at you request, but not less than weekly, we shall provide you with schedules describing all Receivables created or acquired by us, in form satisfactory to you, and shall execute and deliver to you at your office in the City of New York, written assignments of such Receivables to you and shall furnish at the same time copies of customers' invoices or the equivalent, together with original shipping or delivery receipts for all merchandise sold and/or the original of all contracts, mortgages and other documents executed by the customers and/or all notes, bills, acceptances or other evidences of their indebtedness, duly endorsed in blank by us, and at the end of every month a detailed open item Accounts Receivable Trial Balance indicating each customer's name, address and owing by individual invoice and/or any other information or documents you may call upon us from time to time to submit, but your failure to request any or all of the foregoing or our failure to deliver same shall not affect your security interest in or rights to Receivables.

     2. At the time of assignment of Receivables and periodically thereafter, you may in your sole and absolute discretion make Advances to us which, in the aggregate at any time outstanding, will not exceed the lesser of (i) $1,500,000.00 (the "Maximum Revolving Amount"), or (ii) eighty percent (80%) (the "Advance Percentage") of the net face amount of all Eligible Receivables (as hereinafter defined), less such reserves as you may deem reasonably proper and necessary from time to time, and you will charge the amount of each such advance to our account. Notwithstanding the above, it is understood that you may, at our request, from time to time advance a sum that is more or less than the sum determined by application of the above percentage of Eligible Receivables and may, in fact, make Advances at a time when there are no Eligible Receivables. You may, or we shall upon request from you, at any time notify customers that Receivables have been assigned to you. You may collect Receivables directly in your own name or our name and charge the collection costs and expenses to our account. But, until you give us other instructions, we shall continue to make collection of all Receivables for you. All payments on account of Receivables shall be your specific property; we shall receive them as your trustee and we shall immediately deliver them to you in their original form. After allowing four (4) banking days for collection time, you will credit all such payments to our account and, subject to the provisions of this Agreement, you will at our request remit to us any net balance standing to our credit on your books, or any part thereof. In consideration for your agreement to make the loans referenced above, upon the execution of this Agreement and upon each anniversary of its effective date, we shall, in addition to the payment of the other fees stated herein, pay you a yearly facility fee equal to one and one-half percent (1 1/2%) of the Maximum Revolving Amount in effect on such date; it being understood that we may, upon

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written notice to you, elect to reduce the Maximum Revolving Amount at any time, any such reduction being irrevocable.

     3. Interest hereunder upon the net balance of our account due at the close of each day, which will be due and payable at the close of each month, shall be based upon the highest publicly announced "reference", "prime", or "base" interest rate of Chase Manhattan Bank (the "Prime Rate") (which is now 8 1/2% per annum) plus one and one-half percent (1 1/2%) (the "Effective Rate"). The effective rate shall be increased or decreased as the case may be for each increase or decrease in the Prime Rate in an amount equal to such increase or decrease in the Prime Rate; each change to be effective as at the first day of the month after the related change in such Prime Rate; but in no event shall the Effective Rate of interest hereunder be less than 8% per annum, nor shall interest charged hereunder be less than $60,000.00 in any contract year, nor in excess of the maximum rate you are permitted to charge by law. However, upon the occurrence of an Event of Default by the undersigned under this Agreement, any supplement hereto or any related agreement and subsequent to any termination of this Agreement pursuant to paragraph 11 hereof, interest upon the net balance of our account due at the close of each day shall be payable at a fluctuating interest rate per annum equal to the Effective Rate plus four percent (4%), but not in excess of the maximum rate permitted by law. Interest shall be calculated on the basis of actual days elapsed and on a 360 day year. Nothing herein shall limit or restrict your right to adjust advance formulas upward or downward and eligibility requirements based upon your lending criteria which is established in your sole discretion and on your own collateral evaluations. You will account monthly to us and each monthly accounting will be final, binding and conclusive upon us unless we give you written notice by registered mail of specified exceptions thereto within 30 days of its date. Such notice shall only be deemed an objection to those items specifically objected to therein. All interest is payable to you daily but shall be charged to our account monthly as a cash advance made by you to us for our account.

     4.  "Eligible Receivables" shall mean and include each Receivable which
          --------------------
conforms to the following criteria: (a) shipment of the merchandise or the rendition of services has been completed; (b) no return, rejection or repossession of the merchandise has occurred; (c) merchandise or services shall not have been rejected or disputed by the customer and there shall not have been asserted any offset, defense or counterclaim; (d) it continues to be in full conformity with the representations and warranties made by the undersigned to you with respect thereto; (e) you are, and continue to be, satisfied with the credit standing of the customer in relation to the amount of credit extended;
(f) it is documented by an invoice in a form approved by you and shall not be unpaid more than 90 days from the date of invoice; (g) less than 25% of the unpaid amount of invoices due from such customer and its affiliates remain unpaid more than 90 days from the date of invoice; (h) it is not evidenced by chattel paper or an instrument any kind with respect to or in payment of the Receivable unless such instrument is duly endorsed to and in your possession or represents a check in payment of a Receivable; (i) if the customer is located outside of the United States, the goods which gave rise to such Receivable were shipped after receipt by us from or on behalf of the customer of an irrevocable letter of credit, assigned and delivered to you and confirmed by a financial institution acceptable to you and is in form and substance acceptable to you payable in the full amount of the Receivable in United States dollars at a place of payment located within the United States; (j) such Receivable is not subject to any lien other than in your favor; (k) it does not arise out of transactions with any employee, officer, agent, director, stockholder or affiliate of the undersigned; (l) it is payable to the undersigned; (m) it does not arise out of a bill and hold sale prior to shipment or a sale to any customer to whom we are indebted; (n) it is net of any returns, discounts, claims, credits and allowances; (o) if the Receivable arises out of contracts between the undersigned and the United States, any state, or any department, agency or instrumentality of any of them, we have so notified you, in writing, prior to the creation of such Receivable, and, if you so request, there has been compliance with any governmental notice or approval requirements, including without limitation, compliance with the Federal Assignment of Claims Act; (p) it is a good and valid account representing an undisputed bona fide indebtedness incurred by the customer therein named, for a fixed sum as set forth in the invoice relating thereto with respect to an unconditional sale and delivery upon the stated terms of goods sold by the undersigned, or work, labor and/or services rendered by the undersigned; and (q) it is otherwise satisfactory to you as determined in good faith by you in the reasonable exercise of your discretion. We warrant and agree as to each such Receivable that: (i) we have good title thereto and good right to sell, negotiate, pledge and assign the same to you: and (ii) all documents delivered to you in connection therewith will be genuine. If any Eligible Receivable is later deemed ineligible, you shall have the right to demand payment therefor, but such demand or payment therefor shall not be deemed a reassignment and title to all Receivables, Eligible and ineligible, will remain in you until all of our obligations to you have been fully satisfied. Any merchandise which is returned by customers or otherwise recovered, or held subject to bill and hold invoices, shall be set aside, marked in your name,

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held by us as your trustee and insured by us for your benefit, and shall remain a part of your security until the amount of Receivables represented thereby has been paid to you. We shall notify you promptly of all returns and recoveries of merchandise and of all disputes and claims, and we shall settle or adjust all disputes and claims at no expense to you, but no discount, credit or allowance shall be granted to any customer and no returns of merchandise shall be accepted by us without your prior consent, except in the ordinary course of business and involving less than $25,000.00 in any separate instance. You will always retain the right to settle or adjust disputes and claims directly with customers for amounts and upon terms which you consider advisable and the right to dispose of merchandise returns as you see fit, all without liability to us. In all cases you will credit our account with only the net amounts received by you in payment of Receivables. We exonerate you from any liability for any loss, depreciation or other damage to Receivables unless caused by your willful and malicious act. We agree to execute and authorize you to execute in our name, such further instruments (including financing and continuation statements) as may be required or permitted by any law relating to notices of or affidavits in connection with assignments of accounts receivable or other security granted to you by us and to cooperate with you in the filing or recording and renewal thereof.

     5. During the term of this Agreement, we shall not sell, negotiate, pledge, assign or grant or permit to exist any security interest, lien or encumbrance in, any Receivables, general intangibles, goods or inventory (other than sales of inventory in the ordinary course of business) to anyone other than you without your prior consent, nor shall we grant or permit to exist without your prior consent any mortgage, pledge, security interest, encumbrance or lien or any kind upon any of our property, except liens for taxes not yet due, liens incidental to our business which were not incurred in connection with the borrowing of money or obtaining of advances or credit and which do not detract from the value of our assets or impair the use thereof in the operation of our business. We shall immediately place notations upon our books of account to disclose the assignment of all Receivables to you. You will be entitled to hold all sums at any time standing to our credit on your books and all of our property at any time in your possession, or upon or in which you have a lien or security interest, as security for all of our obligations (direct or indirect, absolute or contingent, under this Agreement or otherwise) at any time owing to you and to each corporation which is at any time your parent, subsidiary or affiliate. Such obligations shall include, without limitation, all loans, advances, debts, liabilities, obligations covenants and duties owing by us to, all obligations (direct or indirect, absolute or contingent under this Agreement or otherwise) for purchases made us from other clients factored or financed by you or any such parent, subsidiary or affiliate, no matter how or when arising and whether due or to become due, and further including all interest, fees, charges, expenses and attorney's fees chargeable to our account or incurred in connection with our account whether provided for herein or in any other agreement between us, and you shall have the right to charge to our account the amounts of all such obligations and pay over such amounts to such parent, subsidiary or affiliate.

     6. All advances and all other amounts chargeable to our account under this Agreement shall be payable by us on the termination of this Agreement; recourse to security will not be required at any time. We hereby waive presentment and protest of any instrument and notice thereof, notice of default and all other notices to which we might otherwise be entitled. We shall perform all steps requested by you to create and maintain in your favor valid first security interests in and valid first assignments of and/or liens on all Receivables and all other security held by or for you and shall upon your request and at reasonable intervals also furnish you with statements showing our financial condition and the results of our operations and annually, at our expense, we shall furnish you with audited operating statements and balance sheets prepared by independent certified public accountants acceptable to you and accompanied by the unqualified report of such accountants and on each anniversary hereof, a list of our shareholders, officers and directors. We warrant that we and any guarantors of our obligations hereunder are solvent and will so remain during the term of this Agreement. You will have the right at all times to have access to inspect, audit and make extracts from all of our records, files and books of account. We appoint your officers or any other person whom you may designate as our attorney with power to endorse our name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come in your possession; to sign our name on any invoice or bill of lading relating to any Receivable, on drafts against customers, on schedules of assignments of Receivables, on notices of assignment, on financing statements under the Uniform Commercial Code and other public records, on verification of accounts and on notices to customers; to notify the post office authorities to change the address for delivery of our mail to an address designated by you; to receive, open and dispose of all mail addressed to us; to send requests for verifications of accounts to customers; and to do all other things you deem necessary to carry out this Agreement. We hereby ratify and approve all acts of the attorney and neither you nor the attorney will be liable for

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any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any money remains due to you from us.

     7. We agree to keep our books, records and accounts on a current basis in accordance with generally accepted accounting principles, practices and procedures in the United States of America in effect from time to time ("GAAP") and in a manner satisfactory to you at our own cost and expense. All assignments of Receivables to you by is shall be deemed to include all of our right, title and interest to all of our books, records, files and all other data and documents relating to each Receivable. If any tax by any governmental authority is or may be imposed on or as a result of any transaction between us, or in respect to sales or the merchandise affected by such sales, which you are or may be required to withhold or pay, we agree to indemnify and hold you harmless in respect of such taxes, and we will repay you the amount of any such taxes which shall be charged to our account; and until we shall furnish you with an indemnity therefor satisfactory to you (or supply you with evidence satisfactory to you that due provision for the payment thereof has been made), you may hold without interest any balance standing to our credit and you shall retain your security interest in any and all collateral held by you. We hereby represent and warrant during the term of this Agreement that (a) we have submitted to you the address of our chief executive office (set fort below) and the addresses of our other places of business and will promptly notify you in writing of any closing of existing or opening of new places of business; (b) no significant change in management or ownership will be made; (c) we will not guarantee or endorse the obligations of any person1 firm or corporation, except in the ordinary course of business, enter into any merger or consolidation, or purchase or otherwise acquire the obligations, assets or stock of any person, firm, corporation or other enterprise; (d) we will not incur indebtedness for borrowed money, except to you; (e) we shall not at any time permit our Tangible Net Worth (as customarily defined under GAAP) to be less than 250,000.00 and (f) we shall not at any time permit our Working Capital (as customarily defined under GAAP) to be less than $150,000.00.

     8. We hereby further represent, warrant and covenant to you that: (a) the execution, delivery and performance of this Agreement any supplements hereto and all related documents, if any, the borrowing of the loans and advances hereunder and thereunder, if any, and the grants of security interests hereunder and thereunder if any, do not and will not (i) violate the provisions of any applicable law. statute, rule, regulation, order or decree to which we are subject, (ii) conflict with, result in a breach of, or constitute a default under, our certificate of incorporation or by-laws, or any indenture, agreement or other instrument to which we are a party, or by which we or any of our property may be bound, or (iii) result in or require the creation or imposition of any security interest, mortgage, pledge or other lien upon any property now owned or hereafter acquired by us other than the security interests granted to you hereunder; (b) the operation of our business is and will remain in compliance in all material respects with all applicable laws including all applicable environmental laws and regulations and all applicable state and federal laws and regulations: (c) based upon the Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder: (i) we have not engaged in any Prohibited Transactions as defined in
Section 406 of ERISA and Section 4975 of the Internal Revenue Code, as amended,
(ii) we have met all applicable minimum funding requirements under Section 302 of ERISA in respect of our plans, (iii) we have no knowledge of any event or occurrence which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Title IV of ERISA to terminate any employee benefit plan(s), (iv) we have no fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than our employees and (v) we have not withdrawn, completely or partially, from any multiemployer pension plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980; (d) we are a corporation duly incorporated, validly existing and in good standing under the laws of the state of our incorporation and are and will remain duly licensed and qualified to do business and are in good standing in all other states where the nature of our business makes licensing or qualification as a foreign corporation necessary; (e) there are no pending or threatened investigations, actions or proceedings before or by any court, govemmental department, commission, board, bureau or administrative agency which if adversely determined would materially affect our condition, business or operation; (f) we own and have good and marketable title to all of the goods and chattels and other assets real and personal in which a lien or security interest is given to you under your security agreements free and clear of all liens, charges and encumbrances other than liens set forth on any schedule annexed to said agreements; (g) we have filed all required tax returns and paid applicable United States federal, state and local taxes, if any, other than taxes not yet due or which may hereafter be paid without penalty, and have no knowledge of any deficiency or additional assessment in connection therewith not provided for on our books and will continue to do so during the term hereof; (h) we are (i) in compliance with, and (ii) have procured and are now in possession of, all licenses or permits required by any

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applicable federal, state or local law or regulation for the operation of our business in each jurisdiction wherein we are now conducting or propose to conduct business; (i) we are not in default in the payment of the principal of or interest on any indebtedness for borrowed money or under any instrument or agreement under and subject to which any indebtedness for borrowed money has been issued and no event has occurred under the provisions of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute, an event of default thereunder; (j) we will promptly inform you of: (i) the commencement of all proceedings and investigations by or before any governmental or nongovernmental body and all actions and proceedings in any court or before any arbitrator against or in any way concerning any of our properties, assets or business, which might singly or in the aggregate, have a materially adverse effect on us,
(ii) any amendment of our certificate of incorporation or by-laws, (iii) any change in our business, assets, liabilities, financial condition, results of operations or business prospects which has had or might have any materially adverse effect on us, (iv) any default or Event of Default hereunder or any event which with the passage of time or giving of notice or both would constitute a default or Event of Default, (v) any default or any event which with the passage of time or giving of notice or both would constitute a default under any agreement for the payment of money to which we are a party or by which we or any of our properties may be bound or which would have a material adverse effect on our business, operations, property or financial condition, (vi) any change in the location of our places of business, and (vii) any change in our corporate name; (k) all financial, projections prepared by us or at our direction and delivered to you will represent, at the time of delivery to you, our best estimate of our future financial performance and will be based upon assumptions which are valid in light of the then current business conditions; and (l) all balance sheet and income statements which have been delivered to you fairly, accurately and properly state our financial condition and there has been no material adverse change in our financial condition as reflected in such statements since the date of the latest thereof and such statements do not fail to disclose any fact or facts which might materially and adversely affect our financial condition.

     9. We irrevocably waive the right to: (i) direct the application of any and all payments at any time or times hereafter received by you from or on our behalf and we do hereby irrevocably agree that you shall have the continuing exclusive right to apply and reapply any and all payments received at any time or times hereafter against our debts and obligations hereunder in such manner as you may deem advisable notwithstanding any entry by you upon any of your books and records: (ii) pay any management fees or make any similar payments or declare any dividends, except dividends payable exclusively in our stock or redeem any of our stock or make any other payments in respect of our stock that are the equivalent to dividends or stock redemption payments, to any shareholder or affiliate as long as any debts and obligations hereunder remain outstanding without your express prior written consent; and (iii) issue any guarantees of the obligations of any third person or entity as long as any debts and obligations hereunder remain outstanding, without your express prior written consent.

     10. Since the transactions hereunder will take place at your office in the City of New York, this Agreement and all transactions, assignments and transfers hereunder, and all rights of the parties, shall be governed as to validity, construction, enforcement and in all other respects by the laws of the State of New York. Each of the parties to this Agreement expressly submits and consents to the jurisdiction of the courts of the State of New York, in the County of New York, with respect to any controversy arising out of or relating to this Agreement or any amendment or supplement hereto or to any transactions in connection herewith and each of the parties to this Agreement hereby waives personal service of any summons or complaint or other process or papers to be issued in any action or proceeding involving any such controversy and hereby agrees that service of such summons or complaint or process may be made by registered or certified mail to the other party at the address appearing herein; failure on the part of either party to appear or answer within thirty (30) days of such mailings of such summons, complaint or process shall constitute a default entitling the other party to enter a judgment or order as demanded or prayed for therein to the extent that said Court or duly authorized officer thereof may authorize or permit.

     11. This Agreement shall have an initial term of two years from its effective date and shall thereafter be automatically renewed for successive periods of two years unless terminated by us at the conclusion of its initial term or any renewal term by giving you at least sixty (60) days prior written notice; provided, however, that you may terminate it at any tune during the initial term or any. renewal term by giving us at least sixty (60) days prior written notice. The mailing of a registered or certified letter of notice addressed by one party to the other at its usual address shall constitute sufficient notice, and the termination shall be effective on the appropriate date specified in such letter. Upon the effective date of termination all outstanding Advances and all other moneys chargeable to our

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account under this Agreement, supplements hereto, or otherwise, shall become immediately due and payable without further notice or demand. Your rights with respect to obligations owing to you prior to the effective date of termination will not be affected by termination, and all of the provisions of this Agreement, including without limitation, all of our representations, warranties, covenants and agreements and all other provisions binding upon us contained herein, shall continue operative until all such obligations have been fully satisfied or indemnified in a manner satisfactory to you.

     12. To the extent you receive any payment or payments by or on our behalf which payment or payments, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be'repaid to us, our estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated and included within the liabilities as of the date such initial payment, reduction or satisfaction occurred and same shall be secured by our assets in which you have been granted a lien or security interest.

     13. The occurrence of any one or more of the following events shall constitute an "Event of Default": (a) default in the payment or performance, when due or payable, of any payment required under this Agreement or under any future agreement or supplement with you or under any agreement to which we are a party with third parties; (b)any warranty, representation, or other statement made or furnished to you by us or on our behalf or by any guarantor of our obligations hereunder or in connection herewith or in any instrument furnished in compliance with or in reference to this Agreement proves to have been false or misleading in any material respect when made or furnished or becomes false in any material respect; (c) we fail or neglect to perform, keep or observe any term, provision, condition. covenant, warranty or representation contained in this Agreement or in any other agreement between us or any rider or supplement which is required to be performed, kept or observed by us; (d) any statement, report, financial statement, or certificate made or delivered by us, or by any of our officers, employees or agents, to you is not true and correct in any material respect; (e) the imposition of a lien or encumbrance on any of our assets, including the Receivables, or the making of any levy, seizure or attachment on all or any of our assets, including the Receivables; (f) any material adverse change in our financial condition or the financial condition of any guarantor of our obligations hereunder; (g) we or any guarantor of our obligations hereunder become insolvent, or unable to meet our debts, as they mature, or fail, suspend or go out of business or a case is commenced under the Bankruptcy Code or an order for relief in a case under the Bankruptcy Code is entered with respect to us or any such guarantor, or a custodian or receiver (or other court designee performing the functions of a receiver) is appointed for or takes possession of either our or any such guarantor's assets or affairs; (h) we or any guarantor of our obligations hereunder cease to conduct our business as now conducted or are enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of our business affairs; (i) a notice of any lien. levy or assessment is filed of record with respect to all or any of our assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including, without limitation, the Pension Benefit Guaranty Corporation, if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any of the Receivables or any of our other assets and the same is not released within thirty (30) days after the same becomes a lien or encumbrance; (j) you shall in good faith deem yourself insecure or unsafe; (k) any guaranty given you with respect to our obligations, is limited or terminated or otherwise deemed unenforceable or invalid; (1) death of a guarantor of our obligations hereunder or in connection herewith, which guaranty is not replaced by a guarantor, acceptable to you in your sole discretion; or (m) we shall fail to pay our taxes when due unless such taxes are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been provided on our books.

       Upon the occurrence of an Event of Default you may, at your option, terminate this Agreement, any supplement or rider hereto and any agreement related hereto, and all Advances and other debts and obligations to you shall be immediately due and payable. Without further demand and upon five (5) days notice (which we agree constitutes reasonable notice) you may, at your option, sell and deliver any or all Receivables and any or all other Security held by or for you, at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as you may deem advisable, in New York or at such other place or places as you may designate, at your sole discretion, and you may be the purchaser at any such sale, if it is public, free from any right of redemption which is also waived by us, or you may otherwise recover upon the Receivables in any commercially reasonable manner as you, in your sole discretion deem advisable. The proceeds of any sale shall be applied first to all costs and expenses

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

of sale, including attorneys' fees, and second to the payment (in whatever order you elect) of all of our obligations to you, whether absolute or contingent, or whether due or to become due, and whether under this Agreement or otherwise. Such obligations shall include damages sustained by reason of any default by us. You will return any surplus to us and we shall remain liable to you for any deficiency. Failure by you to exercise any right, remedy or option under this Agreement or any related agreement or delay by you in exercising the same will not operate as a waiver; no waiver by you will be effective unless it is confirmed in writing and then only to the extent specifically stated. In addition to all other sums due you, we will pay you all costs and expenses incurred by you, including a reasonable allowance for attorneys' fees and internal collection efforts, to obtain or enforce payment of Receivables, Advances, interest, or other charges due you hereunder or under any related agreement. Both you and we waive all right to a trial by jury in any litigation relating to transactions under this Agreement, supplements hereto and any related agreements and we agree not to assert any counterclaim of any nature in any such litigation. Your rights and remedies under this Agreement will be cumulative and not exclusive of any other right or remedy which you may have under the Uniform Commercial Code or other provisions of law; nothing herein contained shall limit or otherwise affect any other existing or future lien, security interest, or right to which you may be entitled. This Agreement cannot be changed or terminated orally, is our entire contract, and is for the benefit of and binding upon the parties hereto and their respective successors and assigns.

     14. We will pay all of your out-of-pocket costs and expenses, including without limitation reasonable attorneys' fees and disbursements and appraisers, in connection with the preparation, execution and delivery of this Agreement, supplements hereto and related agreements, if any, and as they may be amended from time to time hereafter, and in connection with the prosecution or defense of any action, contest, dispute, suit or proceeding concerning any matter in any way arising out of, related to, or connected with this Agreement, supplements hereto and related agreements. We will also pay all of your out-of-pocket costs and expenses, including without limitation reasonable attorneys' fees and disbursements, in connection with (a) the preparation, execution and delivery of any waiver, amendment or consent proposed or executed in connection with the transactions contemplated by this Agreement and any supplements hereto and related agreements, (b) your obtaining performance of our obligations under this Agreement and any supplements hereto and related agreements, including, but not limited to, the enforcement or defense of your security interests, assignments of rights and liens hereunder and under any supplements hereto and related agreements as valid first security interests, (c) any attempt to inspect, verify, protect collect, sell, liquidate or otherwise dispose of any security held by you, and (d) any consultations in connection with any of the foregoing. We shall also pay your customary charges for all services performed by you for us at our request and all banking facility charges incurred in connection with the opening and operation of our account with you. In addition, and not as a limitation of the above, we shall pay you $500 per month to perform any collateral monitoring namely any field examination, collateral analysis or other business analysis, the need for which is determined by you and for which monitoring is undertaken by you or for your benefit, plus all costs and disbursements incurred by you in the performance of such examinations or analysis. All charges, costs and expenses reflected therein, together with all filing, recording and search fees, taxes and interest payable by us to you shall be payable on demand and may be charged by you to our account.

                                         Very truly yours,

                                         METRO SERVICES GROUP, INC.
Attest:
                                         By: /s/ Jeremy Barbera
 /s/  Claudia Barbera                    ---------------------------------------
------------------------------           Jeremy Barbera, Chief Executive Officer
Claudia Barbera, Secretary
                                         Date:  April  , 1997
                                         --------------------------------------
Accepted at New York, New York           Address:  333 Seventh Avenue
                                         --------------------------------------
MILBERG FACTORS, INC.                              New York, NY  10001
                                         --------------------------------------

By:
--------------------------------------
Theodore M. O'Lear, Sr. Vice President

Date:  April  , 1997
--------------------------------------

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